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CHASE                                                         FORM OF AGREEMENT

                    GLOBAL CUSTODY AGREEMENT


         AGREEMENT, effective May 1, 1996, between THE CHASE MANHATTAN BANK, N.A. (the "Bank") and those registered investment companies listed on Schedule A hereto (each a "Customer") on behalf of certain of their respective series, as listed on Schedule A (individually and collectively the "Series").


1.       Customer Accounts.

         The Bank agrees to establish and maintain the following accounts ("Accounts"):

         (a) A custody account in the name of the Customer on behalf of each Series ("Custody Account") for any and all stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by the Bank or its Subcustodian (as defined in Section 3) for the account of the Customer ("Securities"); and

         (b) A deposit account in the name of the Customer on behalf of each Series ("Deposit Account") for any and all cash in any currency received by the Bank or its Subcustodian for the account of the Customer, which cash shall not be subject to withdrawal by draft or check.

         The Customer warrants its authority to: 1) deposit the cash and Securities ("Assets") received in the Accounts and 2) give Instructions (as defined in Section 11) concerning the Accounts. Such Instructions shall specifically indicate to which Series such Assets belong or, if such Assets belong to more than one Series, shall allocate such Assets to the appropriate Series. The Bank may deliver securities of the same class in place of those deposited in the Custody Account.

         Upon written agreement between the Bank and the Customer, additional Accounts may be established and separately accounted for as additional Accounts under the terms of this Agreement.


2.       Maintenance of Securities and Cash at Bank and Subcustodian Locations.

         Unless Instructions specifically require another location acceptable to the Bank:

         (a) Securities will be held in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for payment or where such Securities are acquired; and

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         (b) Cash will be credited to an account in a country or other jurisdiction in which such cash may be legally deposited or is the legal currency for the payment of public or private debts.

         To the extent available and permissible under applicable law and regulation, Cash held pursuant to Instructions shall be held in interest bearing accounts. If interest bearing accounts are not available, such cash may be held in non-interest bearing accounts. The Bank is authorized to maintain cash balances on deposit for the Customer with itself or one of its affiliates. Interest bearing accounts shall bear interest at such reasonable rates of interest as may from time to time be paid on such accounts by the Bank or its affiliates.

(iii) For each Series that is exclusively a domestic Series, the following additional provisions shall apply:

(x) In the event that during a given calendar month a Series has maintained an average daily cash balance greater than zero, the Bank shall provide an earnings credit against custody fees otherwise owing hereunder by such Series during such calendar month in an amount equal to the product of (A) 75% of the 90 day U.S. government Treasury bill rate as quoted in the Wall Street Journal for the last "Business Day" (being a day on which the Bank is open for the transaction of all its ordinary business) of such calendar month, (B) the average daily cash balance for such month, and (C) the number of days in such calendar month divided by 365.

(y) In the event that during a given calendar month a Series has maintained an average daily cash balance less than or equal to zero, the Bank shall be paid interest on such amount by such Series in an amount equal to the product of (A) the "Overnight Fed Funds Rate" (as defined below) plus 25 basis points for the last Business Day of such calendar month, (B) the average daily cash balance for such month, and (C) the number of days in such calendar month divided by 365.

(z) For purposes of (y) above, the term "Overnight Fed Funds Rate" shall mean the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published by the Federal Reserve Bank of New York (with the rate for the last Business Day of a given calendar month being the rate so published on the Business Day immediately following such Day), or, if such rate is note so published, the average quotations, for the last Business Day of a given calendar month, of such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank.

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         If the Customer wishes to have any of its Assets held in the custody of an institution other than the established Subcustodians as defined in Section 3 (or their securities depositories), such arrangement must be authorized by a written agreement, signed by the Bank and the Customer.


3.       Subcustodians and Securities Depositories.

         The Bank may act under this Agreement through the subcustodians listed in Schedule B of this Agreement with which the Bank has entered into subcustodial agreements ("Subcustodians"). The Customer authorizes the Bank to hold Assets in the Accounts in accounts which the Bank has established with one or more of its branches or Subcustodians. The Bank and Subcustodians are authorized to hold any of the Securities in their account with any securities depository in which they participate.

         The Bank reserves the right to add new, replace or remove Subcustodians. The Customer will be given reasonable notice by the Bank of any amendment to Schedule B. Upon request by the Customer, the Bank will identify the name, address and principal place of business of any Subcustodian of the Customer's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

         Upon receipt of Instructions, the Bank shall cease using any Subcustodian with respect to the customer, and arrange for delivery of Securities held with such Subcustodian to another entity as designated by the Customer; provided that, the Bank shall have no responsibility for the performance of such other entity.

4.       Use of Subcustodian.


         (a) The Bank will identify the Assets on its books as belonging to the Customer.

         (b) A Subcustodian will hold such Assets together with assets belonging to other customers of the Bank in accounts identified on such Subcustodian's books as special custody accounts for the exclusive benefit of customers of the Bank.

         (c) Any Assets in the Accounts held by a Subcustodian will be subject only to the instructions of the Bank or its agent. Any Securities held in a securities depository for the account of a Subcustodian will be subject only to the instructions of such Subcustodian.

         (d) Any agreement the Bank enters into with a Subcustodian for holding its customer's assets shall provide that: (i) such assets will not be subject to

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any right, charge, security interest, lien or claim of any kind in favor of such
Subcustodian except for safe custody or administration, (ii) the beneficial ownership of such assets will be freely transferable without the payment of money or value other than for safe custody or administration; (iii) adequate records will be maintained identifying the assets held pursuant to such agreement as belonging to the customers of the Bank; (iv) subject to applicable law, Subcustodian shall permit independent public accountants for Bank and customers of the Bank reasonable access to Subcustodian's books and records as they pertain to the subcustody account in connection with such accountants' examination of the books and records of such account; and (v) the Bank will receive periodic reports with respect to the safekeeping of assets in the subcustody account, including advices and/or notifications of any transfers to or from such subcustody account. The foregoing shall not apply to the extent of any special agreement or arrangement made by the Customer with any particular Subcustodian.

         (e) Upon request of the Customer, the Bank shall deliver to the Customer annually a report stating: (i) the identity of each Subcustodian then acting on behalf of the Bank and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian;
(ii) the countries in which each Subcustodian is located; and (iii) as long as Securities and Exchange Commission ("SEC") Rule 17f-5 under the Investment Company Act of 1940, as amended ("1940 Act"), requires the Customer's Board of Directors/Trustees directly to approve its foreign custody arrangements, such other information relating to such Subcustodians as may reasonably be requested by the Customer to ensure compliance with Rule 17f-5. As long as Rule 17f-5 requires the Customer's Board of Directors/Trustees directly to approve its foreign custody arrangements, the Bank shall also furnish annually to the Customer information concerning such Subcustodians similar in kind and scope as that furnished to the Customer in connection with the initial approval hereof. The Bank shall timely advise the Customer of any material adverse change in the facts or circumstances upon which such information is based where such changes would affect the eligibility of the Subcustodian under Rule 17f-5 as soon as practicable after it becomes aware of any such material adverse change in the normal course of its custodial activities.


5.       Deposit Account Transactions

         (a) The Bank or its Subcustodians will make payments from the Deposit Account upon receipt of Instructions which include all information required by the Bank.

         (b) In the event that any payment to be made under this Section 5 exceeds the funds available in the Deposit Account, the Bank, in its discretion, may advance the Customer such excess amount which shall be deemed a loan payable on demand, bearing interest at the rate customarily charged by the Bank on similar loans.

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         (c) If the Bank credits the Deposit Account on a payable date, or at any time prior to actual collection and reconciliation to the Deposit Account, with interest, dividends, redemptions or any other amount due, the Customer will promptly return any such amount upon oral or written notification: (i) that such amount has not been received in the ordinary course of business or (ii) that such amount was incorrectly credited. If the Customer does not promptly return any amount upon such notification, the Bank shall be entitled, upon oral or written notification to the Customer, to reverse such credit by debiting the Deposit Account for the amount previously credited. The Bank or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for the Customer upon Instructions after consultation with the Customer.


6.       Custody Account Transactions.

         (a) Securities will be transferred, exchanged or delivered by the Bank or its Subcustodian upon receipt by the Bank of Instructions which include all information required by the Bank. Settlement and payment for Securities received for, and delivery of Securities out of, the Custody Account may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of Securities to a purchaser, dealer or their agents against a receipt with the expectation of receiving later payment and free delivery. Delivery of Securities out of the Custody Account may also be made in any manner specifically required by Instructions acceptable to the Bank.

         (b) The Bank shall credit or debit the Accounts on a contractual settlement date with cash or Securities with respect to any sale, exchange or purchase of Securities in those countries set forth in Appendix A hereto; provided that, the Bank may amend Appendix A from time to time in its sole discretion and shall advise the Customer of such amendments. Otherwise, transactions will be credited or debited to the Accounts on the date cash or Securities are actually received by the Bank and reconciled to the Account.

         (i) The Bank may reverse credits or debits made to the Accounts in its discretion if the related transaction fails to settle within a reasonable period, determined by the Bank in its discretion, after the contractual settlement date for the related transaction; provided that, the Bank shall give Customer prior notification of any such reversal. Where the foregoing notification is oral, the Bank shall promptly provide written confirmation of the same (which confirmation may be electronic).

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         (ii) If any Securities delivered pursuant to this Section 6 are returned by the recipient thereof, the Bank may reverse the credits and debits of the particular transaction at any time.


7.       Actions of the Bank.

         The Bank shall follow Instructions received regarding assets held in the Accounts. However, until it receives Instructions to the contrary, the Bank will:

         (a) Present for payment any Securities which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that the Bank or Subcustodian is actually aware of such opportunities.

         (b) Execute in the name of the Customer such ownership and other certificates as may be required to obtain payments in respect of Securities.

         (c) Exchange interim receipts or temporary Securities for definitive Securities.

         (d) Appoint brokers and agents for any transaction involving the Securities, including, without limitation, affiliates of the Bank or any Subcustodian, subject to applicable SEC rules and regulations under the Act.

         (e) Issue statements to the Customer, at times mutually agreed upon, identifying the Assets in the Accounts.

         The Bank will send the Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless the Customer advises the Bank orally and then promptly sends the Bank a written exception or objection to any Bank statement within 180 days of receipt, the Customer shall be deemed to have approved such statement.

         All collections of funds or other property paid or distributed in respect of Securities in the Custody Account shall be made at the risk of the Customer. Subject to the standard of care in Section 12 hereof, the Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by the Bank or by its Subcustodians of any payment, redemption or other transaction regarding Securities in the Custody Account in respect of which the Bank has agreed to take any action under this Agreement.

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8.       Corporate Actions; Proxies; Tax Reclaims.

         a. Corporate Actions. Whenever the Bank receives information concerning the Securities which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), the Bank will give the Customer written notice (which may be electronic) of such Corporate Actions to the extent that the Bank's central corporate actions department has actual knowledge of a Corporate Action in time to notify its customers.

         When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, the Bank will endeavor to obtain Instructions from the Customer or its Authorized Person (as defined in ss.10 hereof), but if Instructions are not received in time for the Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, the Bank is authorized to sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds or take any other action it deems, in good faith, to be appropriate in which case it shall be held harmless for any such action.

         b. Proxy Voting. With respect to domestic U.S. and Canadian Securities (the latter if held in DTC), the Bank will send to the Customer or the Authorized Person (as defined in Section 10) for a Custody Account, such proxies (signed in blank, if issued in the name of the Bank's nominee or the nominee of a central depository) and communications with respect to Securities in the Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by the Bank for forwarding to its customers. In addition, the Bank will follow coupon payments, redemptions, exchanges or similar matters with respect to Securities in the Custody Account and advise the Customer or the Authorized Person for such Account of rights issued, tender offers or any other discretionary rights with respect to such Securities, in each case, of which the Bank has received notice from the issuer of the Securities, or as to which notice is published in publications routinely utilized by the Bank for this purpose.

         With respect to Securities other than the foregoing, proxy voting services shall be provided in accordance with separate proxy voting agreement annexed hereto a Appendix B.

         The foregoing proxy voting services may be provided by Bank, in whole or in part, by one or more third parties appointed by the Bank (which may be affiliates of the Bank), provided that the Bank shall be liable for the performance of any such third parties to the same extent as the Bank would have been if it performed such services itself.

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         c. Tax Reclaims. (i) Subject to the provisions hereof, the Bank will apply for a reduction of withholding tax and any refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Securities for the benefit of the Customer which the Bank believes may be available to such Customer. Where such reports are available, the Bank shall periodically report to Customer concerning the making of applications for a reduction of withholding tax and refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Securities for the benefit of the Customer.

         (ii) The provision of tax reclaim services by the Bank is conditional upon the Bank receiving from the beneficial owner of Securities (A) a declaration of its identity and place of residence and (B) certain other documentation (pro forma copies of which are available from the Bank). The Bank shall use reasonable means to advise the Customer of the declarations, documentation and information which the Customer is to provide to the Bank in order for the Bank to provide the tax reclaim services described herein. The Customer acknowledges that, if the Bank does not receive such declarations, documentation and information, additional United Kingdom taxation will be deducted from all income received in respect of Securities issued outside the United Kingdom and that U.S. non-resident alien tax or U.S. backup withholding tax will be deducted from U.S. source income. The Customer shall provide to the Bank such documentation and information as it may require in connection with taxation, and warrants that, when given, this information shall be true and correct in every respect, not misleading in any way, and contain all material information. The Customer undertakes to notify the Bank immediately if any such information requires updating or amendment.

         (iii) Subject to subsection (vii) hereof, the Bank shall not be liable to the Customer or any third party for any tax, fines or penalties payable by the Bank or the Customer, and shall be indemnified accordingly, whether these result from the inaccurate completion of documents by the Customer or any third party, or as a result of the provision to the Bank or any third party of inaccurate or misleading information or the withholding of material information by the Customer or any other third party, or as a result of any delay of any revenue authority or any other matter beyond the control of the Bank.

         (iv) The Customer confirms that the Bank is authorized to deduct from any cash received or credited to the Cash Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of the Securities or Cash Accounts.

         (v) The Bank shall perform tax reclaim services only with respect to taxation levied by the revenue authorities of the countries notified to the Customer from time to time and the Bank may, by notification in writing, at its absolute discretion, supplement or amend the markets in which the tax reclaim

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services are offered. Other than as expressly provided in this sub-clause, the
Bank shall have no responsibility with regard to the Customer's tax position or status in any jurisdiction. Except as provided in Section 8(c)(ii) and pursuant to Instructions, the Bank shall take no action in the servicing of the Customer's Securities which, in and of itself, creates a taxable nexus for the Customer in any jurisdiction other than with respect to interest, dividends and capital gains that may otherwise be subject to tax by such jurisdiction with respect to a foreign investor not otherwise engaged in a trade or business in such jurisdiction in a given taxable year. Bank shall not be liable for any tax liability caused, directly or indirectly, by Customer's actions or status in any jurisdiction.

         (vi) In connection with obtaining tax relief, the Customer confirms that the Bank is authorized to disclose any information requested by any revenue authority or any governmental body in relation to the Customer or the Securities and/or Cash held for the Customer. This provision does not authorize any other voluntary disclosure to any revenue authority or any governmental body without the prior written consent of Customer.

         (vii) Tax reclaim services may be provided by the Bank or, in whole or in part, by one or more third parties appointed by the Bank (which may be affiliates of the Bank); provided that the Bank shall be liable for the performance of any such third party to the same extent as the Bank would have been if it performed such services itself.


9.       Nominees.

         Securities which are ordinarily held in registered form may be registered in a nominee name of the Bank, Subcustodian or securities depository, as the case may be. The Bank may without notice to the Customer cause any such Securities to cease to be registered in the name of any such nominee and to be registered in the name of the Customer. In the event that any Securities registered in a nominee name are called for partial redemption by the issuer, the Bank may allot the called portion to the respective beneficial holders of such class of security in any manner the Bank deems to be fair and equitable. The Customer agrees to hold the Bank, Subcustodians, and their respective nominees harmless from any liability arising directly or indirectly from their status as a mere record holder of Securities in the Custody Account.


10.      Authorized Persons.

         As used in this Agreement, the term "Authorized Person" means employees or agents including investment managers as have been designated by written notice from the Customer or its designated agent to act on behalf of the

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Customer under this Agreement. Such persons shall continue to be Authorized
Persons until such time as the Bank receives Instructions from the Customer or its designated agent that any such employee or agent is no longer an Authorized Person.


11.      Instructions.

         The term "Instructions" means instructions of any Authorized Person received by the Bank, via telephone, telex, TWX, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to the Bank which the Bank reasonably believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Bank may specify. Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded. For purposes hereof, reasonableness shall mean compliance with applicable procedures.

         Any Instructions delivered to the Bank by telephone (including cash transfer instructions as described below) shall promptly thereafter be confirmed in writing by any two Authorized Persons (which confirmation may bear the facsimile signature of such Persons), but the Customer will hold the Bank harmless for the failure of such Authorized Persons to send such confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or the Bank's failure to produce such confirmation at any subsequent time; provided that, where the Bank receives a telephone Instruction from an Authorized Person requiring the transfer of cash, prior to executing such Instruction the Bank will, to confirm such Instruction, call back any one of the individuals on a list of persons authorized to confirm such oral transfer Instructions (which Person shall be a person other than the initiator of the transfer Instruction) and the Bank shall not execute the Instruction until it has received such confirmation. Either party may electronically record any Instructions given by telephone, and any other telephone discussions with respect to the Custody Account. The Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which the Bank shall make available to the Customer or its Authorized Persons.


12.      Standard of Care; Liabilities.

         (a) The Bank shall be responsible for the performance of only such duties as are set forth in this Agreement or expressly contained in Instructions which are consistent with the provisions of this Agreement as follows:

         (i) The Bank will use reasonable care with respect to its obligations under this Agreement and the safekeeping of Assets. The Bank shall be liable to

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the Customer for any loss which shall occur as the result of the failure of a
Subcustodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that the Bank would be liable to the Customer if the Bank were holding such Assets in New York. In the event that Securities are lost by reason of the failure of the Bank or its Subcustodian to use reasonable care, the Bank shall be liable to the Customer based on the market value of the property which is the subject of the loss on the date it is replaced by the Bank and without reference to any special conditions or circumstances, it being understood that for purposes of measuring damages hereunder, the value of Securities which are sold by the Customer prior to the replacement thereof shall be equal to the sale price thereof less the expenses of such sale incurred by the Customer. The Bank shall act with reasonable promptness in making such replacements. In no event shall the Bank be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Bank has been advised of the likelihood of such loss or damage and regardless of the form of action. Subject to the Bank's obligations pursuant to ss.4(e) hereof, the Bank will not be responsible for the insolvency of any Subcustodian which is not a branch or affiliate of Bank.

         (ii) The Bank will not be responsible for any act, omission, default or the solvency of any broker or agent which it or a Subcustodian appoints unless such appointment was made negligently or in bad faith.

         (iii) (a) The Bank shall be indemnified by, and without liability to the Customer for any action taken or omitted by the Bank whether pursuant to Instructions or otherwise pursuant to this Agreement if such act or omission was in good faith, without negligence. In performing its obligations under this Agreement, the Bank may rely on the genuineness of any Customer document which it reasonably believes in good faith to have been validly executed. (b) The Bank shall hold Customer harmless from, and shall indemnify Customer for, any loss, liability, claim or expense incurred by Customer (including, but not limited to, Customer's reasonable legal fees) to the extent that such loss, liability, claim or expense arises from the negligence or willful misconduct on the part of the Bank or a Subcustodian; provided that, in no event shall the Bank be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Bank has been advised of the likelihood of such loss or damage and regardless of the form of action. Subject to the Bank's obligations pursuant to ss.4(e) hereof, the Bank will not be responsible for the insolvency of any Subcustodian which is not a branch or affiliate of Bank.


         (iv) The Customer agrees to pay for and hold the Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income from or Assets in the Accounts.

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         (v) The Bank shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for the Customer) on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

         (vi) The Bank need not maintain any insurance for the benefit of the Customer.

         (vii) Without limiting the foregoing, the Bank shall not be liable for any loss which results from: 1) the general risk of investing, or 2) investing or holding Assets in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Assets.

         (viii) Neither party shall be liable to the other for any loss due to forces beyond their control including, but not limited to strikes or work stoppages, acts of war or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

         (b) Consistent with and without limiting the first paragraph of this
Section 12, it is specifically acknowledged that the Bank shall have no duty or responsibility to:

         (i) question Instructions or make any suggestions to the Customer or an Authorized Person regarding such Instructions;

         (ii) supervise or make recommendations with respect to investments or the retention of Securities;

         (iii) advise the Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than a Security.

         (iv) except as may be otherwise provided in any securities lending agreement between the Customer and the Bank, evaluate or report to the Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which Securities are delivered or payments are made pursuant to this Agreement;

         (v) except for trades settled at DTC where the broker provides to the Bank the trade confirmation and the Customer provides for the Bank to receive the trade instruction, review or reconcile trade confirmations received from brokers. The Customer or its Authorized Persons (as defined in Section 10) issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by the Bank.

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         (c) The Customer authorizes the Bank to act, hereunder, in its capacity as a custodian notwithstanding that the Bank or any of its divisions or affiliates may have a material interest in a transaction, or circumstances are such that the Bank may have a potential conflict of duty or interest including the fact that the Bank or any of its affiliates may provide brokerage services to other customers, act as financial advisor to the issuer of Securities, act as a lender to the issuer of Securities, act in the same transaction as agent for more than one customer, have a material interest in the issue of Securities, or earn profits from any of the activities listed herein.


13.      Fees and Expenses.

         The Customer agrees to pay the Bank for its services under this Agreement such amount as may be agreed upon in writing ("Fee Schedule"), together with the Bank's reasonable out-of-pocket or incidental expenses (as further defined in the Fee Schedule), including, but not limited to, legal fees. The Bank shall have a lien on and is authorized to charge any Accounts of the Customer for any amount owing to the Bank under any provision of this Agreement.


14.      Miscellaneous.

         (a) Foreign Exchange Transactions. To facilitate the administration of the Customer's trading and investment activity, the Bank is authorized to enter into spot or forward foreign exchange contracts with the Customer or an Authorized Person for the Customer and may also provide foreign exchange through its subsidiaries, affiliates or Subcustodians. Instructions, including standing instructions, may be issued with respect to such contracts but the Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where the Bank, its subsidiaries, affiliates or Subcustodians enter into a foreign exchange contract related to Accounts, the terms and conditions of the then current foreign exchange contract of the Bank, its subsidiary, affiliate or Subcustodian and, to the extent not inconsistent, this Agreement shall apply to such transaction.

         (b) Certification of Residency, etc. The Customer certifies that it is a resident of the United States and agrees to notify the Bank of any changes in residency. The Bank may rely upon this certification or the certification of such other facts as may be required to administer the Bank's obligations under this Agreement. The Customer will indemnify the Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

         (c) Access to Records. Applicable accounts, books and records of the Bank shall be open to inspection and audit at all reasonable times during normal business hours upon reasonable advance notice by Customer's independent public accountants and by employees of Customer designated to the Bank. All such materials shall, to the extent applicable, be maintained and preserved in conformity with the Act and the rules and regulations thereunder, including without limitation, SEC Rules 31a-1 and 31a-2. Subject to restrictions under applicable law, the Bank shall also obtain an undertaking to permit the Customer's independent public accountants reasonable access to the records of any Subcustodian which has physical possession of any Assets as may be required in connection with the examination of the Customer's books and records.

         (d) Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the State of New York and shall not be assignable by either party, but shall bind the successors in interest of the Customer and the Bank.

         (e) Entire Agreement; Applicable Riders. Customer represents that the Assets deposited in the Accounts are Mutual Fund assets subject to certain Securities and Exchange Commission ("SEC") rules and regulations.


         This Agreement consists exclusively of this document together with Schedules A and B, Appendices 1 and 2, Exhibits I - _______ and the following Rider(s) [Check applicable rider(s)]:

         X     MUTUAL FUND
       -----

         X    SPECIAL TERMS AND CONDITIONS
       -----

         There are no other provisions of this Agreement, and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment to this Agreement must be in writing, executed by both parties.

         (f) Severability. In the event that one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

         (g) Waiver. Except as otherwise provided in this Agreement, no failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

         (h) Notices. All notices under this Agreement shall be effective when actually received. Any notices or other communications which may be required under this Agreement are to be sent to the parties at the following addresses or such other addresses as may subsequently be given to the other party in writing:

         Bank:             The Chase Manhattan Bank, N.A.
                                4 Chase MetroTech Center
                                Brooklyn, NY  11245
                                Attention:  Global Custody Division

                           or telex:
                                    -------------------------------------

         Customer:         Delaware Group of Funds
                           1818 Market St.
                           Philadelphia, PA 19103
                           att: Messrs. Bishof and O'Conner
                           or  telex:
                                    --------------------------------------

         (i) Termination. This Agreement may be terminated by the Customer or the Bank by giving sixty (60) days written notice to the other, provided that such notice to the Bank shall specify the names of the persons to whom the Bank shall deliver the Assets in the Accounts. If notice of termination is given by the Bank, the Customer shall, within sixty (60) days following receipt of the notice, deliver to the Bank Instructions specifying the names of the persons to whom the Bank shall deliver the Assets. In either case the Bank will deliver the Assets to the persons so specified, after deducting any amounts which the Bank determines in good faith to be owed to it under Section 13. If within sixty (60) days following receipt of a notice of termination by the Bank, the Bank does not receive Instructions from the Customer specifying the names of the persons to whom the Bank shall deliver the Assets, the Bank, at its election, may deliver the Assets to a bank or trust company doing business in the State of New York to be held and disposed of pursuant to the provisions of this Agreement, or to Authorized Persons, or may continue to hold the Assets until Instructions are provided to the Bank; provided that, where the Bank is the terminating party and the Bank had not notified the Customer that termination was for breach of this Agreement by the Customer, such 60 day period shall be extended for an additional period as requested by Customer of up to 120 days.

         Termination as to One or More Series. This Agreement may be terminated as to one or more Series (but less than all the Series) by delivery of an amended Schedule A deleting such Series, in which case termination as to the deleted Series shall take effect sixty (60) days after the date of such delivery. The execution and delivery of an amended Schedule A which deletes one or more Series, shall constitute a termination hereof only with respect to such deleted Series, shall be governed by the preceding provisions of Section 14 as to the identification of a successor custodian and the delivery of the Assets of the Series so deleted to such successor custodian, and shall not affect the obligations of the Bank and the Customer hereunder with respect to the other Series set forth in Schedule A, as amended from time to time.

         (j) Several Obligations of the Series. With respect to any obligations of the Customer on behalf of the Series and their related Accounts arising hereunder, the Custodian shall look for payment or satisfaction of any such obligation solely to the assets and property of the Series and such Accounts to which such obligation relates as though the Customer had separately contracted with the Custodian by separate written instrument with respect to each Series and its Accounts.


                                             CUSTOMER


                                             By:
                                                 ---------------------
                                             Title  Vice President and Treasurer


                                             THE CHASE MANHATTAN BANK, N.A.


                                             By:
                                                 -----------------------
                                             Title Vice President

STATE OF                )
                        :  ss.
COUNTY OF               )


On this      day of      ,          , before me personally came        , to me
known, who being by me duly sworn, did depose and say that he/she resides in New Providence, NJ at 31 Sagamore Drive; that he/she is Vice President of THE CHASE MANHATTAN BANK, the entity described in and which executed the foregoing instrument; that she knows the seal of said entity, that the seal affixed to said instrument is such seal, that it was so affixed by order of said entity, and that she signed his/her name thereto by like order.

Sworn to before me this
day of           .



--------------

Notary

STATE OF NEW YORK          )
                           :  ss.
COUNTY OF NEW YORK         )


         On this         day of
     ,19         , before me personally came                , to me known, who
being by me duly sworn, did depose and say that he/she resides in
                      at                      ; that he/she is a Vice President
of THE CHASE MANHATTAN BANK, (National Association), the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.





Sworn to before me this ________________________________
day of ________________, 19________.


___________________________________________________________
                         Notary

                                   Schedule A

Delaware Group Equity Funds I
         Delaware Balanced Fund
         Delaware Devon Fund
Delaware Group Equity Funds II
         Delaware Decatur Equity Income Fund
         Delaware Growth and Income Fund
         Delaware Blue Chip Fund
         Delaware Social Awareness Fund
         Delaware Diversified Value Fund
Delaware Group Equity Funds III
         Delaware Trend Fund
Delaware Group Equity Funds IV
         Delaware DelCap Fund series
         Delaware Diversified Growth Fund
Delaware Group Equity Funds V
         Delaware Small Cap Value Fund series
         Delaware Retirement Income Fund
         Delaware Mid-Cap Value Fund
         Delaware Small Cap Contrarian Fund
Delaware Group Income Funds
         Delaware Delchester Fund
         Delaware Strategic Income Fund
         Delaware High-Yield Opportunities Fund
         Delaware Corporate Bond Fund
         Delaware Extended Duration Bond Fund
Delaware Group Government Fund, Inc.
         Delaware American Government Bond Fund

Delaware Group Limited-Term Government Fund
         Delaware Limited-Term Government Fund
Delaware Group Cash Reserve
         Delaware Cash Reserve
Delaware Group Tax-Free Money Fund
         Delaware Tax-Free Money Fund
Delaware Group State Tax-Free Income Trust
         Delaware Tax-Free Pennsylvania Fund
         Delaware Tax-Free New Jersey Fund
         Delaware Tax-Free Ohio Fund
Delaware Group Tax-Free Fund
         Delaware Tax-Free USA Fund
         Delaware Tax-Free Insured Fund
         Delaware Tax-Free USA Intermediate Fund
Delaware Pooled Trust
         The Large-Cap Value Equity Portfolio
         The Core Equity Portfolio
         The Balanced Portfolio
         The Equity Income Portfolio
         The Select Equity Porfolio
         The Mid-Cap Growth Equity Portfolio
         The Mid-Cap Value Equity Portfolio
         The Small-Cap Value Equity Portfolio
         The Small-Cap Growth Equity Porfolio
         The Real Estate Investment Trust Portfolio
         The Real Estate Investment Trust Portfolio II
         The Global Equity Portfolio
         The International Equity Portfolio
         The Labor Select International Equity Portfolio
         The Emerging Markets Portfolio
         The International Small-Cap Portfolio
         The Intermediate Fixed Income Portfolio
         The Aggregate Fixed Income Portfolio
         The High-Yield Bond Portfolio
         The Diversified Core Fixed Income Portfolio
         The Global Fixed Income Portfolio
         The International Fixed Income Portfolio
         The International Mid-Cap Sub Portfolio

Delaware Group Premium Fund
         Growth and Income Series
         Delaware Balanced Series
         Delchester Series
         Capital Reserves Series
         DelCap Series
         International Equity Series
         Cash Reserve Series
         Trend Series
         Small Cap Value Series
         Global Bond Series
         Devon Series
         Convertible Securities Series
         Emerging Markets Series
         Strategic Income Series
         Social Awareness Series
         REIT Series
         Aggressive Growth Series
Delaware Group Global & International Funds
         Delaware International Equity Fund
         Delaware Global Equity Fund
         Delaware Global Bond Fund
         Delaware Emerging Markets Fund
         Delaware International Small Cap Fund
         Delaware Global Opportunities Fund
         Delaware New Europe Fund
         Delaware Latin America Fund

Delaware Group Adviser Funds
         Delaware U.S. Growth Fund
         Delaware Overseas Equity Fund
         Delaware New Pacific Fund
Delaware Group Foundation Funds
         Income Portfolio
         Growth Portfolio
         Balanced Portfolio
         The Asset Allocation Portfolio

March, 1996                         Schedule B

                     SUB-CUSTODIANS EMPLOYED BY

      THE CHASE MANHATTAN BANK, N.A. LONDON, GLOBAL CUSTODY

COUNTRY           SUB-CUSTODIAN                               CORRESPONDENT BANK

ARGENTINA         The Chase Manhattan Bank, N.A.              The Chase Manhattan Bank, N.A.
---------         Arenales 707, 5th Floor                     Buenos Aires
                  De Mayo 130/140
                  1061Buenos Aires
                  ARGENTINA

AUSTRALIA         The Chase Manhattan Bank                    The Chase Manhattan Bank
---------         Australia Limited                           Australia Limited
                  36th Floor                                  Sydney
                  World Trade Centre
                  Jamison Street
                  Sydney
                  New South Wales 2000
                  AUSTRALIA

AUSTRIA           Creditanstalt - Bankverein                  Credit Lyonnais
-------           Schottengasse 6                             Vienna
                  A - 1011, Vienna
                  AUSTRIA

BANGLADESH        Standard Chartered Bank                     Standard Chartered Bank
----------        18-20 Motijheel C.A.                        Dhaka
                  Box 536,
                  Dhaka-1000
                  BANGLADESH

BELGIUM           Generale Bank                               Credit Lyonnais Bank
-------           3 Montagne Du Parc                          Brussels
                  1000 Bruxelles
                  BELGIUM

BOTSWANA          Barclays Bank of Botswana Limited           Barclays Bank of Botswana
--------          Barclays House                              Gaborone
                  Khama Crescent
                  Gaborone
                  BOTSWANA

BRAZIL            Banco Chase Manhattan, S.A.                 Banco Chase Manhattan S.A.
------            Chase Manhattan Center                      Sao Paulo
                  Rua Verbo Divino, 1400
                  Sao Paulo, SP 04719-002
                  BRAZIL

CANADA            The Royal Bank of Canada                    Royal Bank of Canada
------            Royal Bank Plaza                            Toronto
                  Toronto
                  Ontario   M5J 2J5
                  CANADA

                  Canada Trust                                Royal Bank of Canada
                  Canada Trust Tower                                   Toronto
                  BCE Place
                  161 Bay at Front
                  Toronto
                  Ontario M5J 2T2
                  CANADA


CHILE             The Chase Manhattan Bank, N.A.              The Chase Manhattan Bank, N.A.
-----             Agustinas 1235                              Santiago
                  Casilla 9192
                  Santiago
                  CHILE

COLOMBIA          Cititrust Colombia S.A.                     Cititrust Colombia S.A.
--------          Sociedad Fiduciaria                         Sociedad Fiduciaria
                  Carrera 9a No 99-02                         Santafe de Bogota
                  Santafe de Bogota, DC
                  COLOMBIA

CZECH REPUBLIC    Ceskoslovenska Obchodni Banka, A.S.         Komercni Banka, A.S.,
--------------    Na Prikope 14                                Praha
                  115 20 Praha 1
                  CZECH REPUBLIC

DENMARK           Den Danske Bank                             Den Danske Bank
-------           2 Holmens Kanala DK 1091                    Cop0nhagen
                  Copenhagen
                  DENMARK


EGYPT             National Bank of Egypt                      National Bank of Egypt
-----             24 Sherif Street                            Cairo
                  Cairo
                  EGYPT

EUROBONDS         Cedel S.A.                                  ECU:Lloyds Bank PLC
---------         67 Boulevard Grande Duchesse Charlotte      International Banking Division
                  LUXEMBOURG                                  London
                  A/c The Chase Manhattan Bank, N.A.          For all other currencies: see
                  London                                      relevant country
                  A/c No. 17817

EURO CDS          First Chicago Clearing Centre               ECU:Lloyds Bank PLC
--------          27 Leadenhall Street                        Banking Division London
                  London EC3A 1AA                             For all other currencies: see
                  UNITED KINGDOM                              relevant country

FINLAND           Merita Bank KOP                             Merita Bank KOP
-------           Aleksis Kiven 3-5                           Helsinki
                  00500 Helsinki
                  FINLAND

FRANCE            Banque Paribas                              Societe Generale
------            Ref 256                                     Paris
                  BP 141
                  3, Rue D'Antin
                  75078 Paris
                  Cedex 02
                  FRANCE

GERMANY           Chase Bank A.G.                             Chase Bank A.G.
-------           Alexanderstrasse 59                         Frankfurt
                  Postfach 90 01 09
                  60441 Frankfurt/Main
                  GERMANY

GHANA             Barclays Bank of Ghana                      Barclays Bank
-----             Barclays House                              Accra
                  High Street
                  Accra
                  GHANA

GREECE            Barclays Bank Plc                           National Bank of Greece S.A.
------            1 Kolokotroni Street                        Athens
                  10562 Athens                                A/c Chase Manhattan Bank, N.A.,
                  GREECE                                      London
                                                              A/c No. 040/7/921578-68

HONG KONG         The Chase Manhattan Bank, N.A.              The Chase Manhattan Bank, N.A.
---------         40/F One Exchange Square                    Hong Kong
                  8, Connaught Place
                  Central, Hong Kong
                  HONG KONG

HUNGARY           Citibank Budapest Rt.                       Citibank Budapest Rt.
-------           Vaci Utca 19-21                             Budapest
                  1052 Budapest V
                  HUNGARY


INDIA             The Hongkong and Shanghai                   The Hongkong and Shanghai
-----             Banking Corporation Limited                 Banking Corporation Limited
                  52/60 Mahatma Gandhi Road                   Bombay
                  Bombay 400 001
                  INDIA

                  Deutsche Bank AG, Bombay Branch             Deutsche Bank
                  Securities & Custody Services               Bombay
                  Kodak House
                  222 D.N. Road, Fort
                  Bombay 400 001
                  INDIA

INDONESIA         The Hongkong and Shanghai                   The Chase Manhattan Bank, N.A.
---------         Banking Corporation Limited                 Jakarta
                  World Trade Center
                  J1. Jend Sudirman Kav. 29-31
                  Jakarta 10023
                  INDONESIA

IRELAND           Bank of Ireland                             Allied Irish Bank
-------           International Financial Services Centre     Dublin
                  1 Harbourmaster Place
                  Dublin 1
                  IRELAND

ISRAEL            Bank Leumi Le-Israel B.M.                   Bank Leumi Le-Israel B.M.
------            19 Herzl Street                             Tel Aviv
                  61000 Tel Aviv
                  ISRAEL

ITALY             The Chase Manhattan Bank, N.A.              The Chase Manhattan Bank, N.A.
-----             Piazza Meda 1                               Milan
                  20121 Milan
                  ITALY
JAPAN             The Chase Manhattan Bank, N.A.              The Chase Manhattan Bank, N.A.
-----             1-3 Marunouchi  1-Chome                     Tokyo
                  Chiyoda-Ku
                  Tokyo 100
                  JAPAN

JORDAN            Arab Bank Limited                           Arab Bank Limited
-----             P O Box 950544-5                            Amman
                  Amman
                  Shmeisani
                  JORDAN

KENYA             Barclays Bank of Kenya                      Barclays Bank of Kenya
-----             Third Floor                                 Nairobi
                  Queensway House
                  Nairobi
                  Kenya

LUXEMBOURG        Banque Generale du Luxembourg S.A.          Banque Generale du Luxembourg
----------        50 Avenue J.F. Kennedy                      S.A.
                  L-2951 LUXEMBOURG                           Luxembourg

MALAYSIA          The Chase Manhattan Bank, N.A.              The Chase Manhattan Bank, N.A.
--------          Pernas International                        Kuala Lumpur
                  Jalan Sultan Ismail
                  50250, Kuala Lumpur
                  MALAYSIA


MAURITIUS         Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
---------         Corporation Ltd                             Corporation Ltd.
                  Curepipe Road                               Curepipe
                  Curepipe
                  MAURITIUS

MEXICO            The Chase Manhattan Bank, S.A.              No correspondent Bank
------            Montes Urales no. 470, 4th Floor
(Equities)        Col. Lomas de Chapultepec
                  11000 Mexico D.F.

(Government       Banco Nacional de Mexico,                   No correspondent Bank
Bonds)            Avenida Juarez No. 104 - 11 Piso
                  06040 Mexico D.F.
                  MEXICO

MOROCCO           Banque Commerciale du Maroc                 Banque Commerciale du Maroc
-------           2 Boulevard Moulay Youssef                  Casablanca
                  Casablanca 20000
                  MOROCCO

NETHERLANDS       ABN AMRO N.V.                               Generale Bank
-----------       Securities Centre                           Nederland N.V.
                  P O Box 3200                                Rotterdam
                  4800 De Breda
                  NETHERLANDS

NEW ZEALAND       National Nominees Limited                   National Bank of New Zealand
-----------       Level 2 BNZ Tower                           Wellington
                  125 Queen Street
                  Auckland
                  NEW ZEALAND

NORWAY            Den Norske Bank                             Den Norske Bank
------            Kirkegaten 21                               Oslo
                  Oslo 1
                  NORWAY

PAKISTAN          Citibank N.A.                               Citibank N.A.
--------          I.I. Chundrigar Road                        Karachi
                  AWT Plaza
                  Karachi
                  PAKISTAN

                  Deutsche Bank                               Deutsche Bank
                  Unitowers                                   Karachi
                  I.I. Chundrigar Road
                  Karachi
                  PAKISTAN

PERU              Citibank, N.A.                              Citibank N.A.
----              Camino Real 457                             Lima
                  CC Torre Real - 5th Floor
                  San Isidro, Lima  27
                  PERU

PHILIPPINES       The Hongkong and Shanghai                   The Hongkong and Shanghai
----------        Banking Corporation Limited                 Banking Corporation Limited
                  Hong Kong Bank Centre 3/F                   Manila
                  San Miguel Avenue
                  Ortigas Commercial Centre
                  Pasig Metro Manila
                  PHILIPPINES

POLAND            Bank Polska Kasa Opieki S.A.                Bank Polska Kasa Opieki S.A.
------            Curtis Plaza                                Warsaw
                  Woloska 18
                  02-675 Warsaw
                  POLAND

                                       25

                  For Mutual Funds:
                  Bank Handlowy W. Warsawie. S.A.             Bank Polska Kasa Opieki S.A.
                  Custody Dept.                               Warsaw
                  Capital Markets Centre
                  Ul, Nowy Swiat 6/12
                  00-920 Warsaw
                  POLAND

PORTUGAL          Banco Espirito Santo & Comercial de Lisboa  Banco Nacional Ultra Marino
--------          Servico de Gestaode Titulos                 Lisbon
                  R. Mouzinho da Silveira, 36 r/c
                  1200 Lisbon
                  PORTUGAL

SHANGHAI          The Hongkong and Shanghai                   Citibank
--------          Banking Corporation Limited                 New York
(CHINA)           Shanghai Branch
                  Corporate Banking Centre
                  Unit 504, 5/F Shanghai Centre
                  1376 Nanjing Xi Lu
                  Shanghai
                  THE PEOPLE'S REPUBLIC OF CHINA

SHENZHEN          The Hongkong and Shanghai                   The Chase Manhattan Bank, N.A.
--------          Banking Corporation Limited                 Hong Kong
(CHINA)           1st Floor
                  Central Plaza Hotel
                  No.1 Chun Feng Lu
                  Shenzhen
                  THE PEOPLE'S REPUBLIC OF CHINA

SINGAPORE         The Chase Manhattan Bank, N.A.              The Chase Manhattan Bank, N.A.
---------         Shell Tower                                 Singapore
                  50 Raffles Place
                  Singapore 0104
                  SINGAPORE

SLOVAK REPUBLIC   Ceskoslovenska Obchodni Banka, A.S.         Ceskoslovenska Obchodni Banka
---------------   Michalska 18                                Slovak Republic
                  815 63 Bratislava
                  SLOVAK REPUBLIC

SOUTH AFRICA      Standard Bank of South Africa               Standard Bank of South Africa
------------      Standard Bank Chambers                      South Africa
                  46 Marshall Street
                  Johannesburg 2001
                  SOUTH AFRICA

                                       26

SOUTH KOREA       The Hongkong & Shanghai                     The Hongkong & Shanghai
-----------       Banking Corporation Limited                 Banking Corporation Limited
                  6/F Kyobo Building                          Seoul
                  #1 Chongro, 1-ka Chongro-Ku,
                  Seoul
                  SOUTH KOREA

SPAIN             The Chase Manhattan Bank, N.A.              Banco Bilbao Vizcaya,
-----             Calle Peonias 2                             Madrid
                  7th Floor
                  La Piovera
                  28042 Madrid
                  SPAIN

SRI LANKA         The Hongkong & Shanghai                     The Hongkong & Shangai
---------         Banking Corporation Limited                 Banking Corporation Limited
                  Unit #02-02 West Block,                     Colombo
                  World Trade Center
                  Colombo 1,
                  SRI LANKA

SWEDEN            Skandinaviska Enskilda Banken               Svenska Handelsbanken
------            Kungstradgardsgatan 8                       Stockholm
                  Stockholm S-106 40
                  SWEDEN

SWITZERLAND       Union Bank of Switzerland                   Union Bank of Switzerland
-----------       45 Bahnhofstrasse                           Zurich
                  8021 Zurich
                  SWITZERLAND

TAIWAN            The Chase Manhattan Bank, N.A.              No correspondent Bank
------            115 Min Sheng East Road - Sec 3,
                  9th Floor
                  Taipei
                  TAIWAN
                  Republic of China

THAILAND          The Chase Manhattan Bank, N.A.              The Chase Manhattan Bank, N.A.
--------          Bubhajit Building                           Bangkok
                  20 North Sathorn Road
                  Silom, Bangrak
                  Bangkok 10500
                  THAILAND

TUNISIA           Banque Internationale Arabe de Tunisie      Banque Internationale Arabe de
-------           70-72 Avenue Habib Bourguiba                Tunisie, Tunisia
                  P.O. Box 520
                  1080 Tunis Cedex
                  Tunisia

                                       27

TURKEY            The Chase Manhattan Bank, N.A.              The Chase Manhattan Bank, N.A.
------            Emirhan Cad. No: 145                        Istanbul
                  Atakule, A Blok Kat:11
                  80700-Dikilitas/Besiktas
                  Istanbul
                  Turkey

U.K.              The Chase Manhattan Bank, N.A.              The Chase Manhattan Bank, N.A.
---               Woolgate House                              London
                  Coleman Street
                  London   EC2P 2HD
                  UNITED KINGDOM

URUGUAY           The First National Bank of Boston           The First National Bank of Boston
-------           Zabala 1463                                 Montevideo
                  Montevideo
                  URUGUAY

U.S.A.            The Chase Manhattan Bank, N.A.              The Chase Manhattan Bank, N.A.
------            1 Chase Manhattan Plaza                     New York
                  New York
                  NY 10081
                  U.S.A.

VENEZUELA         Citibank N.A.                               Citibank N.A.
---------         Carmelitas a Altagracia                     Caracas
                  Edificio Citibank
                  Caracas 1010
                  VENEZUELA

ZAMBIA            Barclays Bank of Zambia                     Barclays Bank of Zambia
------            Kafue House                                 Lusaka
                  Cairo Road
                  P.O.Box 31936
                  Lusaka
                  ZAMBIA

ZIMBABWE          Barclays Bank of Zimbabwe                   Barclays Bank of Zimbabwe
--------          Ground Floor                                Harare
                  Tanganyika House
                  Corner of 3rd Street & Union Avenue
                  Harare
                  ZIMBABWE

                                       28

         AMENDMENT, dated November 20, 1997 to the May 1, 1996 custody agreement ("Agreement"), between those registered investment companies listed on Schedule A to the Agreement (each a "Customer"), having a place of business at 1818 Market Street, Philadelphia, PA 19103 and The Chase Manhattan Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

         It is hereby agreed as follows:

         Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

         Section 2. The Agreement is amended by deleting the mutual fund rider thereto and inserting, in lieu thereof, the following mutual fund rider:

         1. Add a new Section 15 to the Agreement as follows:

         15. Compliance with SEC rule 17f-5 ("Rule 17f-5").

         (a) Customer's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it, of the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in Rule 17f-5(a)(2)) adopted under the Investment Company Act of 1940 ("Act"), as amended ("1940 Act"), the following responsibilities in a manner consistent with Rule 17f-5, to: (i) select Eligible Foreign Custodians (as that term is defined in Rule 17f-5(a)(1), and as the same may be amended from time to time, or that have otherwise been made exempt pursuant to an SEC exemptive order); (ii) enter into written contracts with such Eligible Foreign Custodians that are banks or trust companies and with Eligible Foreign Custodians that are "Securities Depositories" (as defined in Rule 17f-5(a)(6)) and that are not Compulsory Depositories (as defined below) where the Depository has such a contract; and (iii) to monitor the appropriateness of maintaining Assets of the series of the Customer with such Eligible Foreign Custodians; provided that, Bank shall not be responsible for these duties with respect to any compulsory Securities Depository ("Compulsory Depository"). A Compulsory Depository shall mean a Securities Depository or clearing agency the use of which is compulsory because: (1) its use is required by law or regulation or (2) maintaining securities outside the depository is not consistent with prevailing custodial practices in the country which the Depository serves. Compulsory Depositories used by Chase as of the date hereof are set forth in Appendix 1-A hereto. Appendix 1-A may be amended on notice to Customer from time to time. In that connection, Bank shall notify Customer promptly of pending changes to Appendix 1-A.

         (b) In connection with the foregoing, Bank shall:

         (i) provide written reports to Customer's Board upon the placement of Assets with a particular Eligible Foreign Custodian and of any Material Change (as defined below) in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements (and until further notice from Customer such reports shall be provided within 30 days after Bank becomes aware of any such Material Change. For purposes of the foregoing, a Material Change shall include, but shall not be limited to, Bank's decision to remove Customer's Assets from a particular Eligible Foreign Custodian, an event that has a material adverse affect on an Eligible Foreign Custodian's financial or operational strength, any non-compliance by an Eligible Foreign Custodian with a "Material Term" of Bank's subcustodian agreement with such Eligible Foreign Custodian (as defined below) or any failure by an Eligible Foreign Custodian to meet the requirements for its status as such under Rule 17f-5. A Material Term shall mean a term which provides that (a) the Customer will be adequately indemnified or its Assets adequately insured, or an adequate combination thereof, in the event of loss; (b) the Assets of the Series will not be subject to any right, charge, security interest, lien or claim of any kind in favor of an Eligible Foreign Custodian or such Eligible Foreign Custodian's creditors, except a claim of payment for their safe custody or administration, or in the case of cash deposits, liens or rights in favor of creditors of the Eligible Foreign Custodian arising under bankruptcy, insolvency or similar laws; (c) beneficial ownership for the Assets of the Series will be freely transferable without the payment of money or value other than for safe custody or administration of the Assets of the Series; (d) adequate records will be maintained identifying the Assets as belonging to the Customer or the Series or as being held by a third party for the benefit of the Customer or the Series; (e) the independent auditors for the Customer will be given access to those records or confirmation of the contents of those records; and (f) the Customer will receive periodic reports with respect to the safekeeping of the Series' Assets, including, but not necessarily limited to, notification of any transfer to or from the Customer's account or a third party account containing Assets held for the benefit of the Customer. In addition, in the event that a contract with an Eligible Foreign Custodian does not include any or all of the terms described in (a) through (f) of this paragraph 15(b)(i), a Material Term shall mean a term which, in the Bank's judgment, if not complied with, would cause the contract not to provide the same or greater level of care and protection for Customer's Assets than if the contract contained the provisions described in (a) through (f) of this paragraph 15(b)(i).

         (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Assets would exercise;

         (iii) in selecting an Eligible Foreign Custodian, first have determined that Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in Rule 17f-5(c)(1)(i)-(iv);

         (iv) determine that the written contract with the Eligible Foreign Custodian (or, in the case of an Eligible Foreign Custodian that is a Securities Depository or clearing agency, such contract, the rules or established practices or procedures of the depository, or any combination of the foregoing) requires that the Eligible Foreign Custodian will provide reasonable care for Assets based on the standards applicable to custodians in the relevant market.

         (v) have established a system to monitor the continued appropriateness of maintaining Assets with particular Eligible Foreign Custodians based on the standards set forth herein and of the governing contractual arrangements based on the standards set forth in Rule 17f-5(c)(2), as it may be amended from time to time.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract which either contains the terms described in Rule 17f-5(c)(2)(i) or which, in lieu of any or all of the terms described in Rule 17f-5(c)(2)(i), contains such other provisions which the Bank determines will provide in their entirety, the same or a greater level of care and protection for the Customer's Assets as the provisions of Rule 17f-5(c)(2)(i) in their entirety. The written contract shall be in such form as deemed appropriate by Bank. In addition, with respect to Eligible Foreign Custodians that are non-compulsory Securities Depositories, reliance may be had on such a contract, the rules or established practices and procedures of such Depository or any combination thereof.

         (c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC which are applicable to Fund's business or which have been granted to Fund. Bank shall advise Customer of any exemptive orders which it obtains which may have an impact on Bank's relationship with Customer.

         (d) Bank represents to Customer that it is a U.S. Bank as defined in Rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the 1940 Act, as the same may be amended from time to time; (2) its Board has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager. Nothing contained herein shall require Bank, on Customer's behalf, to make any selection regarding countries in which Customer invests or to engage in any monitoring of Customer's decision to invest in any particular country in which Bank selects , contracts and monitors Eligible Foreign Custodians, as Customer's Foreign Custody Manager pursuant to the Agreement.

         (e) Bank shall provide to Customer such information as is specified in Appendix 1-B hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures, but is not intended to influence Customer's investment decisions; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information except to the extent that Bank was negligent in selecting the sources of such information.

         2. Add the following after the first sentence of Section 3 of the
Agreement:

         At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian that is either a bank or a non-Compulsory Depository where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects not to add any such entity.


         3. Add the following language to the end of Section 3 of the Agreement:

         The term Subcustodian as used herein shall mean the following:

         (a) a "U.S. Bank," which shall mean a U.S. bank as defined in Rule 17f-5(a)(7); and

         (b) with respect to Securities for which the primary market is outside the U.S. an "Eligible Foreign Custodian," shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States; (iii) a Securities Depository or clearing agency (other than a Compulsory Depository), incorporated or organized under the laws of a country other than the United States, that acts as a system for the central handling of securities or equivalent book-entries in that country and that is regulated by a foreign financial regulatory authority as defined under section 2(a)(50) of the 1940 Act, (iv) a Securities Depository or clearing agency organized under the laws of a country other than the United States that acts as a transnational system ("Transnational Depository") for the central handling of securities or equivalent book-entries, and
         (v) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

         The term Subcustodian as used in Section 12(a)(i) (except the last sentence thereof) shall not include any Eligible Foreign Custodians as to which Bank has not acted as Foreign Custody Manager, any Compulsory Depository and any Transnational Depository.

         4. Add the following after the word "administration" at the end of Subsection 4(d)(i): "or, in the case of cash deposits, liens or rights in favor of creditors of Subcustodian arising under bankruptcy, insolvency, or similar laws".

         5. Delete all of Subsection 4(e) after the word "located" in (ii) thereof and add the word "and" between "Subcustodian" and "(ii)".

                              *********************

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Customer                                     THE CHASE MANHATTAN BANK

By: /s/ Michael P. Bishof                By: /s/ Rosemary M. Stidmon

Name: Michael P. Bishof                  Name: Rosemary M. Stidmon

Title: Senior Vice President/                     Title: Vice President
       Treasurer
            Date: Nov. 20, 1997          Date: Nov. 20, 1997

                                   APPENDIX A

Delaware Group Equity Funds I
         Delaware Balanced Fund
         Delaware Devon Fund
Delaware Group Equity Funds II
         Delaware Decatur Equity Income Fund
         Delaware Growth and Income Fund
         Delaware Blue Chip Fund
         Delaware Social Awareness Fund
         Delaware Diversified Value Fund
Delaware Group Equity Funds III
         Delaware Trend Fund
Delaware Group Equity Funds IV
         Delaware DelCap Fund series
         Delaware Diversified Growth Fund
Delaware Group Equity Funds V
         Delaware Small Cap Value Fund series
         Delaware Retirement Income Fund
         Delaware Mid-Cap Value Fund
         Delaware Small Cap Contrarian Fund
Delaware Group Income Funds
         Delaware Delchester Fund
         Delaware Strategic Income Fund
         Delaware High-Yield Opportunities Fund
         Delaware Corporate Bond Fund
         Delaware Extended Duration Bond Fund
Delaware Group Government Fund, Inc.
         Delaware American Government Bond Fund

Delaware Group Limited-Term Government Fund
         Delaware Limited-Term Government Fund
Delaware Group Cash Reserve
         Delaware Cash Reserve
Delaware Group Tax-Free Money Fund
         Delaware Tax-Free Money Fund
Delaware Group State Tax-Free Income Trust
         Delaware Tax-Free Pennsylvania Fund
         Delaware Tax-Free New Jersey Fund
         Delaware Tax-Free Ohio Fund
Delaware Group Tax-Free Fund
         Delaware Tax-Free USA Fund
         Delaware Tax-Free Insured Fund
         Delaware Tax-Free USA Intermediate Fund
Delaware Pooled Trust
         The Large-Cap Value Equity Portfolio
         The Core Equity Portfolio
         The Balanced Portfolio
         The Equity Income Portfolio
         The Select Equity Porfolio
         The Mid-Cap Growth Equity Portfolio
         The Mid-Cap Value Equity Portfolio
         The Small-Cap Value Equity Portfolio
         The Small-Cap Growth Equity Porfolio
         The Real Estate Investment Trust Portfolio
         The Real Estate Investment Trust Portfolio II
         The Global Equity Portfolio
         The International Equity Portfolio
         The Labor Select International Equity Portfolio
         The Emerging Markets Portfolio
         The International Small-Cap Portfolio
         The Intermediate Fixed Income Portfolio
         The Aggregate Fixed Income Portfolio
         The High-Yield Bond Portfolio
         The Diversified Core Fixed Income Portfolio
         The Global Fixed Income Portfolio
         The International Fixed Income Portfolio
         The International Mid-Cap Sub Portfolio

Delaware Group Premium Fund
         Growth and Income Series
         Delaware Balanced Series
         Delchester Series
         Capital Reserves Series
         DelCap Series
         International Equity Series
         Cash Reserve Series
         Trend Series
         Small Cap Value Series
         Global Bond Series
         Devon Series
         Convertible Securities Series
         Emerging Markets Series
         Strategic Income Series
         Social Awareness Series
         REIT Series
         Aggressive Growth Series
Delaware Group Global & International Funds
         Delaware International Equity Fund
         Delaware Global Equity Fund
         Delaware Global Bond Fund
         Delaware Emerging Markets Fund
         Delaware International Small Cap Fund
         Delaware Global Opportunities Fund
         Delaware New Europe Fund
         Delaware Latin America Fund

Delaware Group Adviser Funds
         Delaware U.S. Growth Fund
         Delaware Overseas Equity Fund
         Delaware New Pacific Fund
Delaware Group Foundation Funds
         Income Portfolio
         Growth Portfolio
         Balanced Portfolio
         The Asset Allocation Portfolio

                                  Appendix 1-A

                                               COMPULSORY DEPOSITORIES
----------------------------------------------------------------------------------------------------------------------------------
 Argentina              Caja de Valores                                   Equity, Corporate & Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Australia              Austraclear Ltd.                                  Corporate Debt, Money Market & Semi-Government Debt
----------------------------------------------------------------------------------------------------------------------------------
                        CHESS                                             Equity
                        (Clearing House Electronic Sub-register
                        System)
----------------------------------------------------------------------------------------------------------------------------------
                        RITS                                              Government Debt
                        (Reserve Bank Information and Transfer System)
----------------------------------------------------------------------------------------------------------------------------------
 Austria                Oesterreichische Kontrolbank AG                   Equity, Corporate + Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Belgium                CIK                                               Equity + Corporate Debt
                        (Caisse Interprofessionnelle de Depots et de
                        Virements de Titres)
----------------------------------------------------------------------------------------------------------------------------------
                        Banque Nationale de Belgique                      Treasury Bills + Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Brazil                 BOVESPA                                           Equity
                        (Bolsa de Valores de Sao Paolo)
----------------------------------------------------------------------------------------------------------------------------------
                        BVRJ                                              Equity
                        (Bolsa de Valores de Rio de Janeiro)
----------------------------------------------------------------------------------------------------------------------------------
 Canada                 CDS
                        (Canadian Depository for Securities)              Equity, Corporate + Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 China,                 SSCCRC                                            Equity
 Shanghai               (Shanghai Securities Central Clearing and
                        Registration Corp.)
----------------------------------------------------------------------------------------------------------------------------------
 China,                 SSCC                                              Equity
 Shenzhen               (Shenzhen Securities Registration Co., Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
 Czech                  SCP                                               Equity + Long-Term Government Debt
 Republic               (Securities Center)
----------------------------------------------------------------------------------------------------------------------------------
                        TKD                                               Treasury Bills + Money Market
                        (Trh Kratkododich Dlluhopisu or Short-Term
                        Bond Market)
----------------------------------------------------------------------------------------------------------------------------------
 Denmark                VP                                                Equity, Corporate + Government Debt
                        (Vaerdipapircentralen)
----------------------------------------------------------------------------------------------------------------------------------
 Egypt                  Misr Clearing & Sec. Dep.                         Equity
----------------------------------------------------------------------------------------------------------------------------------
 Estonia                EVK                                               Equity
                        (Estonian Central Depository for Securities
                        Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
 Euromarket             Cedel & Euroclear                                 Euro-Debt
----------------------------------------------------------------------------------------------------------------------------------
 Finland                CSR                                               Equity + Government Debt
                        (Central Share Registry Finland)
----------------------------------------------------------------------------------------------------------------------------------
                        Helsinki Money Market Center Ltd.                 Money Market
----------------------------------------------------------------------------------------------------------------------------------
 France                 SICOVAM                                           Equity + Corporate Debt.
                        (Banque de France)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 France                 SATURNE                                           Government Debt.
                        (Banque de France)
----------------------------------------------------------------------------------------------------------------------------------
 Germany                DKV                                               Equity, Corporate + Government Debt
                        (Deutscher Kassenverein)
----------------------------------------------------------------------------------------------------------------------------------
 Greece                 Apothetirio Titlon A.E.                           Equity
----------------------------------------------------------------------------------------------------------------------------------
                        Bank of Greece                                    Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Hong Kong              CCASS                                             Equity
                        (Central Clearing and Settlement System)
----------------------------------------------------------------------------------------------------------------------------------
                        CMU                                               Corporate +  Government Debt
                        (Central Moneymarkets Unit)
----------------------------------------------------------------------------------------------------------------------------------
 Hungary                Keler Ltd.                                        Equity + Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Ireland                CREST                                             Equity
----------------------------------------------------------------------------------------------------------------------------------
                        GSO                                               Government Debt
                        (Gilt Settlement Office)
----------------------------------------------------------------------------------------------------------------------------------
 Israel                 TASE Clearing House                               Equity, Corporate + Government Debt
                        (Tel Aviv Stock Exchange Clearing House)
----------------------------------------------------------------------------------------------------------------------------------
 Italy                  Monte Titoli                                      Equity + Corporate Debt
----------------------------------------------------------------------------------------------------------------------------------
                        Bank of Italy                                     Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Japan                  Bank of Japan                                     Registered Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Latvia                 LCD                                               Equity + Government Debt
                        (Latvian Central Depository)
----------------------------------------------------------------------------------------------------------------------------------
 Lebanon                Midclear                                          Equity
                        (Custodian and Clearing Center of Lebanon and
                        the Middle East)
----------------------------------------------------------------------------------------------------------------------------------
 Luxembourg             Cedel                                             Equity
----------------------------------------------------------------------------------------------------------------------------------
 Malaysia               MCD                                               Equity
                        (Malaysian Central Depository Snd Bhd)
----------------------------------------------------------------------------------------------------------------------------------
 Mauritius              CDS                                               Equity
                        (Central Depository System)
----------------------------------------------------------------------------------------------------------------------------------
 Mexico                 Indeval                                           Equity, Corporate + Government Debt.
                        (Institucion para el Deposito de Valores)
----------------------------------------------------------------------------------------------------------------------------------
 Morocco                Maroclear                                         Equity + Corporate Debt
----------------------------------------------------------------------------------------------------------------------------------
                        Bank Al'Maghrib                                   Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Netherlands            NECIGEF/KAS Associate NV                          Equity, Corp. + Govt. D
----------------------------------------------------------------------------------------------------------------------------------
                        De Nederlandsche Bank N.V.                        Money Market
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 Netherlands            NIEC                                              Premium Bonds
                        (Nederlands Interpforessioneel Effectencentrum
                        B.V.)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 New Zealand            Austraclear New Zealand                           Equity, Corporate + Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Norway                 VPS                                               Equity, Corporate + Government Debt
                        (Verdipapirsentralen)
----------------------------------------------------------------------------------------------------------------------------------
 Oman                   NONE
----------------------------------------------------------------------------------------------------------------------------------
 Pakistan               CDC                                               Equity
                        (Central Depository Company of Pakistan Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
 Peru                   CAVALI                                            Equity
                        (Caja de Valores)
----------------------------------------------------------------------------------------------------------------------------------
 Philippines            PCD                                               Equity
                        (Philippine Central Depository)
----------------------------------------------------------------------------------------------------------------------------------
 Poland                 NDS                                               Equity, Long-Term Government Debt + Vouchers
                        (National Securities Depository)
----------------------------------------------------------------------------------------------------------------------------------
                        CRT                                               Treasury-Bills
                        (Central Registry of Treasury-Bills)
----------------------------------------------------------------------------------------------------------------------------------
 Portugal               Interbolsa                                        Equity, Corporate + Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Romania                SNCDD - RASDAQ                                    Equity
                        (National Company for Clearing, Settlement and
                        Depository for Securities)
----------------------------------------------------------------------------------------------------------------------------------
                        Budapest Stock Exchange Registry                  Equity
----------------------------------------------------------------------------------------------------------------------------------
                        National Bank of Romania                          Treasury-Bills
----------------------------------------------------------------------------------------------------------------------------------
 Russia                 MICEX                                             GKO's
                        (Moscow Interbank Currency Exchange)              (Gosudarstvennye Kratkosrochnye Obyazatelstva
                                                                          [T-Bills])

                                                                          OFZ's
                                                                          (Obligatsyi Federalnogo Zaima [Federal Loan Bonds])s
----------------------------------------------------------------------------------------------------------------------------------
 Singapore              CDP                                               Equity + Corporate Debt and Malaysian equities
                        (Central Depository Pte. Ltd.)                    traded on CLOB
----------------------------------------------------------------------------------------------------------------------------------
                        Monetary Authority of Singapore                   Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Slovak                 SCP                                               Equity + Government Debt
 Republic               (Stredisko Cennych Papiru)
----------------------------------------------------------------------------------------------------------------------------------
                        National Bank of Slovakia                         Treasury-Bills
----------------------------------------------------------------------------------------------------------------------------------
 So. Africa             CD                                                Corporate + Government Debt
                        (Central Depository)
----------------------------------------------------------------------------------------------------------------------------------
 So. Korea              KSD                                               Equity, Corporate + Government Debt
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
 Spain                  SCLV                                              Equity + Corporate Debt.
                        (Servicio de Compensacion y Liquidacion de
                        Valores)
----------------------------------------------------------------------------------------------------------------------------------
                        CBEO                                              Government Debt
                        (Central Book Entry Office)
----------------------------------------------------------------------------------------------------------------------------------
 Sri Lanka              CDS                                               Equity
                        (Central Depository System (Private) Ltd.)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 Sweden                 VPC                                               Equity, Corporate + Government Debt
                        (Vardepapperscentralen AB)
----------------------------------------------------------------------------------------------------------------------------------
 Switzerland            SEGA                                              Equity, Corporate + Government Debt
                        (Schweizerische Effekten-Giro AG)
----------------------------------------------------------------------------------------------------------------------------------
 Taiwan                 TSCD                                              Equity + Government Debt
                        (Taiwan Securities Central Depository Co., Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
 Thailand               TSDC                                              Equity, Corporate + Government Debt
                        (Thailand Securities Depository Company Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
 Tunisia                STICODEVAM                                        Equity
                        (Societe Tunisienne Interprofessionnelle pour
                        la Compensation et le Depot des Valeurs
                        Mobilieres)
----------------------------------------------------------------------------------------------------------------------------------
                        Ministry of Finance                               Government Debt tradable on the stock exchange
                                                                          (BTNBs)
----------------------------------------------------------------------------------------------------------------------------------
                        Central Bank of Tunisia                           Government Debt not tradable on the stock exchange
                                                                          (BTCs)
----------------------------------------------------------------------------------------------------------------------------------
 Turkey                 Takas Bank                                        Equity + Corporate Debt
----------------------------------------------------------------------------------------------------------------------------------
                        Central Bank of Turkey                            Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 United Kingdom         CREST                                             Equity + Corp. Debt
----------------------------------------------------------------------------------------------------------------------------------
                        CMO                                               Sterling CDs & CP
                        (Central Moneymarket Office)
----------------------------------------------------------------------------------------------------------------------------------
                        CGO                                               Gilts
                        (Central Gilts Office)
----------------------------------------------------------------------------------------------------------------------------------
 United States          DTC                                               Equity + Corporate Debt
                        (Depository Trust Company)
----------------------------------------------------------------------------------------------------------------------------------
                        PTC                                               Mortgage Back Debt
                        (Participants Trust Company)
----------------------------------------------------------------------------------------------------------------------------------
                        Fed Book-Entry                                    Government Debt.
----------------------------------------------------------------------------------------------------------------------------------
 Zambia                 LuSE                                              Equity + Government Debt
                        (LuSE Central Shares Depository Ltd.)
----------------------------------------------------------------------------------------------------------------------------------

                                       4

                                  Appendix 1-B

                       Information Regarding Country Risk


         1. To aid Customer's board in its determinations regarding Country Risk, Bank shall furnish board annually and upon the initial placing of Assets into a country the following information (check items applicable):

         A   Opinions of local counsel concerning:

___      i.   Whether applicable foreign law would restrict the access afforded
              Customer's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

___      ii.  Whether applicable foreign law would restrict the Customer's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___      iii. Whether applicable foreign law would restrict the Customer's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

         B.   Written information concerning:

___      i.   The likelihood of expropriation, nationalization, freezes, or confiscation of Customer's assets.

___      ii.  Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.]

         C.   A market report with respect to the following topics:

         (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) compulsory depositories (including depository evaluation).

         2. To aid Customer's board in monitoring Country Risk, Bank shall furnish board the following additional information:

         Market flashes, including with respect to changes in the information in market reports.

                                       2